Oppenheimer
Europe Fund


Prospectus dated December 27, 1999


                                                Oppenheimer Europe Fund is a
                                          mutual fund that seeks capital
                                          appreciation. The Fund invests
                                          primarily in common stocks of European
                                          issuers.
                                             This Prospectus contains important
                                          information about the Fund's
                                          objective, its investment policies,
                                          strategies and risks. It also contains
                                          important information about how to buy
                                          and sell shares of the Fund and other
                                          account features. Please read this
                                          Prospectus carefully before you invest
                                          and keep
As with all mutual funds, the             it for future reference about your
Securities and Exchange Commission        account.
has not approved or disapproved the
Fund's securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.

CONTENTS


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                 ABOUT THE FUND

                 The Fund's Investment Objective and Strategies
                 Main Risks of Investing in the Fund
                 The Fund's Past Performance
                 Fees and Expenses of the Fund
                 About the Fund's Investments
                 How the Fund is Managed


                 ABOUT YOUR ACCOUNT

                 How to Buy Shares
                 Class A Shares
                 Class B Shares
                 Class C Shares
                 Class Y Shares

                 Special Investor Services
                 AccountLink
                 PhoneLink
                 OppenheimerFunds Internet Web Site
                 Retirement Plans

                 How to Sell Shares
                 By Mail
                 By Telephone

                 How to Exchange Shares
                 Shareholder Account Rules and Policies
                 Dividends, Capital Gains and Taxes
                 Financial Highlights

----------------------------------------------------------------------

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation.

WHAT DOES THE FUND INVEST IN? The Fund invests primarily in common stocks of European issuers and normally diversifies its investments across different issuers located in European countries. Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks and other equity securities of European issuers. The Fund can invest in developed markets and emerging markets. The Fund currently focuses on stocks of issuers in developed
European markets, such as France, Germany and England. These investments are more fully explained in "About the Fund's Investments," below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio managers currently use a "quantitative" investment approach that relies on computer technology and financial databases. They use a proprietary computer model to rank European selected issuers based upon factors such as earnings growth and price-to-earnings stock ratios. Then the managers construct a portfolio of securities for the Fund from the selected universe of issuers. The portfolio managers may also consider other factors such as the prospects for relative economic growth among countries, currency exchange fluctuations, local tax considerations and the liquidity of a particular security. While many different factors may influence the decision to sell a security, the Manager generally tends to reduce or sell a holding in a particular security if its model ranking falls below a determined weighted average after adjusting for profit taking or loss cutting. The model used by the portfolio managers, along with the other techniques and factors employed may change over time.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking capital growth in their investment over the long term and who want to focus their strategy on European stocks. Those investors should be willing to assume the risks of share price fluctuations that are typical for an aggressive fund focusing on stock investments and the additional risks that arise from investing in foreign securities. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

      These risks collectively form the risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in stocks of European companies the value of the Fund's portfolio will be affected by changes in the particular European stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or its industry. The Fund invests in securities of large companies. It can also buy stocks of small- and medium-capitalization companies, which may have more volatile stock prices than large companies.

RISKS OF FOREIGN INVESTING. The Fund can invest up to 100% of its assets in foreign securities, and normally seeks to be as fully invested in European securities as possible, under normal market conditions. There are special risks in investing in foreign securities. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements as U.S. companies are. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad or other political and economic factors.

Special Risks of Emerging Markets.  The Fund currently does not intend to invest more than 5% of its total assets in any one emerging market country. It will not invest more than 20% of its total assets in emerging market countries, including Eastern European countries (such as Russia and Poland). In general, emerging markets may offer special investment opportunities because their securities markets, industries, capital structure and consumer consumption are growing rapidly, but investments in these countries involve special risks not present in developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets may offer less liquidity making it more difficult to sell securities at an acceptable price, and their prices may be more volatile than securities of companies in more developed markets. They may have less established legal and accounting systems and a more burdensome governmental regulatory structure.

Risks of Geographic Focus. Under normal market conditions the Fund expects that its portfolio will be diversified geographically, in securities in at least five European countries. However after reviewing economic, political and other factors in the various European markets, the Manager might invest a significant portion of the Fund's assets in a particular country. This would subject the Fund to greater risks from political and economic events affecting that country and the Fund might experience greater volatility in its share prices than a fund that is more broadly diversified geographically.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, particularly in emerging markets, and the Fund's share prices can go up and down significantly. The Fund's investment focus on European foreign securities subjects it to additional risks associated with investing in one geographic region outside the U.S. In the OppenheimerFunds spectrum, the Fund is subject to more risks than funds that emphasize domestic large-capitalization stocks, or funds that focus on both stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's Past Performance

Because the Fund commenced operations on March 1, 1999, calendar year performance information for 1999 is not included in this Prospectus. To obtain the Fund's performance information, you can either contact the Transfer Agent at the toll-free telephone number on the back cover of this Prospectus to request the Fund's annual report or visit the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal period ended August 31, 1999.

Shareholder Fees (charges paid directly from your investment):

 -------------------------------------------------------------------
                       Class A    Class B      Class C   Class Y
                         Shares     Shares     Shares      Shares
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Maximum Sales Charge
 (Load) on purchases     5.75%       None       None        None
 (as % of offering
 price)
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Maximum Deferred
 Sales Charge (Load)
 (as % of the lower      None1       5%2         1%3        None
 of the
 original offering
 price or
 redemption proceeds)
 -------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

 -------------------------------------------------------------------
                        Class A    Class B    Class C    Class Y
                          Shares     Shares     Shares     Shares
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Management Fees          0.80%      0.80%      0.80%      0.80%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Distribution    and/or   0.10%      1.00%      1.00%       None
 Service
  (12b-1) Fees
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Other Expenses           0.71%      0.80%      0.79%      0.72%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Total           Annual   1.61%      2.60%      2.57%      1.52%
 Operating Expenses
 -------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

----------------------------------------------------------------------
If shares are           1 Year      3 Years     5 Years    10 Years(1)
redeemed:
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A Shares           $729        $1054       $1401       $2376
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares           $763        $1108       $1580       $2471
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares           $360        $ 799       $1365       $2905
----------------------------------------------------------------------
----------------------------------------------------------------------
Class Y Shares           $155        $ 480       $ 829       $1813
----------------------------------------------------------------------

----------------------------------------------------------------------
If shares are not       1 Year      3 Years     5 Years    10 Years(1)
redeemed:
----------------------------------------------------------------------
----------------------------------------------------------------------
Class A Shares           $729        $1054       $1401       $2376
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B Shares           $263        $ 808       $1380       $2471
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C Shares           $260        $ 799       $1365       $2905
----------------------------------------------------------------------
----------------------------------------------------------------------
Class Y Shares           $155        $ 480       $ 829       $1813
----------------------------------------------------------------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
There are no sales charges on Class Y shares.
1.Class B expenses  for years 7 through 10 are based on Class A expenses,  since
  Class B shares automatically convert to Class A shares after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund portfolio might not always include all of the different types of investment described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce market and industry risks through a disciplined stock selection strategy. By using this investment strategy, the Fund expects to hold a portfolio of securities that is diversified across different countries, industries and companies. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of its assets in any one company. Also, the Fund does not concentrate 25% or more of its assets in investments in any one industry. However, changes in the overall market prices of securities can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities, market conditions and in response to other economic events.

INVESTING IN EUROPE. The Fund intends to invest mainly in stocks of companies in European countries with developed markets, such as France, Germany, England and Italy, among others. The Fund also invests in stocks of issuers of countries in Europe that have emerging markets.

   o European Stocks and other Equity Securities. Normally, the Fund does not expect to hold stocks of non-European companies. However, in some cases the Fund may continue to hold stock of a company that was considered to be "European" when the Fund bought it, but is no longer considered to be "European" because of a change in ownership or other event. The Fund considers an issuer to be "European" if:
   o it is organized under the laws of a European country and has a principal office in a European country;
   o  it derives at least 50% of its total  revenues  from  business in Europe;
or
   o its securities are traded principally on a stock exchange in Europe or in a European over-the-counter market.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risk.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board can increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative  Investments.  The Fund can invest in a number of different  kinds of derivative investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, forward contracts and other hedging instruments are examples of derivatives the Fund might use.

      Derivative have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, might not perform the way the Manager expects it to. As a result, the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. Certain derivatives held by the Fund may be illiquid.

   o Hedging. The Fund can buy and sell on futures contracts, forward contracts and put and call options. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them. The Fund is not required to use hedging instruments in seeking its goal and does not use them currently to a significant degree. Forward contracts could be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options might be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      There are special risks in using hedging strategies. Options trading involves the payment of premiums and has special tax effects on the Fund. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the price of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary  Defensive  Investments.  In times of  unstable  or adverse  market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term high-quality debt securities, U.S. Government securities, or repurchase agreements. The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since January 1960. The Manager (including subsidiaries) managed more than $110 billion in assets as of November 30, 1999, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Managers.  The portfolio managers of the Fund are William L. Wilby and
      Shanquan Li, who are also Vice Presidents of the Fund. They are the persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby, a Senior Vice President of the Manager, has served as an officer and portfolio manager for other Oppenheimer funds during the past five years. Mr. Li is a Vice President of the Manager. He also serves as an officer and portfolio manager for another Oppenheimer fund. Prior to joining the Manager in July 1997, he was a senior quantitative analyst in the investment policy group of Brown Brothers Harriman & Co., and a consultant for Acadian Asset Management, Inc.

Advisory Fees.  Under  the  investment  advisory  agreement,  the Fund  pays the
      Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets over $2 billion. The Fund's management fee for its first fiscal year ended August 31, 1999 was 0.80% of the average annual net assets for each class of shares.

YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.

ABOUT YOUR ACCOUNT

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
BuyingShares Through the Distributor.  Complete an OppenheimerFunds  New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

   o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

   o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfer from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) System. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

   o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

   o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

   o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.
   o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund's foreign investments may change significantly on days when investors cannot buy or redeem Fund shares.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

BuyingThrough a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.



What Classes of Shares Does the Fund Offer? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the classes of shares. If you do not choose a class, your investment will be made in Class A shares. Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHAT CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

   o Investing for the Short Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

   o Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

---------------------------------------------------------------------
                             Front-End     Front-End     Commission
                               Sales         Sales           As
Amount of Purchase          Charge As a   Charge As a    Percentage
                           Percentage of Percentage of  of Offering
                             Offering      Net Amount      Price
                               Price        Invested
---------------------------------------------------------------------
---------------------------------------------------------------------

Less than $25,000              5.75%         6.10%         4.75%
---------------------------------------------------------------------
---------------------------------------------------------------------

$25,000 or more but less
than $50,000               5.50%         5.82%          4.75%
---------------------------------------------------------------------
---------------------------------------------------------------------

$50,000 or more but less
than $100,000              4.75%         4.99%          4.00%
---------------------------------------------------------------------
---------------------------------------------------------------------

$100,000 or more but less
than $250,000              3.75%         3.90%          3.00%
---------------------------------------------------------------------
---------------------------------------------------------------------

$250,000 or more but less
than $500,000              2.50%         2.56%          2.00%
---------------------------------------------------------------------
---------------------------------------------------------------------

$500,000 or more but less
than $1 million            2.00%         2.04%          1.60%
---------------------------------------------------------------------

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cumulative purchases during the prior 12 months ending with the current purchase. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1 That commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption of Class C shares of one or more Oppenheimer funds.

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them.

      The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the net asset value. The contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by an increase in net asset value over the initial purchase price; or
   o shares purchased by the reinvestment of dividends or capital gains distributions; or
   o shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.    shares   acquired  by   reinvestment   of  dividends  and  capital  gains
        distributions,
      2.shares held for over six years, and 3.shares held the longest during the six-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

----------------------------------------------------------------------

Years Since Beginning of Month in   Contingent Deferred Sales Charge
Which Purchase Order was Accepted   on Redemptions in That Year
                                    (As % of Amount Subject to
                                     Charge)
----------------------------------------------------------------------
----------------------------------------------------------------------
0 - 1                               5.0%
----------------------------------------------------------------------
----------------------------------------------------------------------
1 - 2                               4.0%
----------------------------------------------------------------------
----------------------------------------------------------------------
2 - 3                               3.0%
----------------------------------------------------------------------
----------------------------------------------------------------------
3 - 4                               3.0%
----------------------------------------------------------------------
----------------------------------------------------------------------
4 - 5                               2.0%
----------------------------------------------------------------------
----------------------------------------------------------------------
5 - 6                               1.0%
----------------------------------------------------------------------
----------------------------------------------------------------------
6 and following                     None
----------------------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after purchase. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by reinvesting of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the
original  offering  price  (which  is  the  original  net  asset  value).   The
contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by the increase in net asset value over the initial purchase price; or
   o shares purchased by the reinvestment of dividends or capital gains distributions; or
   o shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.    shares   acquired  by   reinvestment   of  dividends  and  capital  gains
        distributions,
2.    shares held for over 12 months, and
3.    shares held the longest during the 12-month period.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays a sales commission of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an on-going commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
   o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
   o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares" below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that can be used by individuals and employers:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and Education IRAs.
SEP-IRAs.   These  are  Simplified   Employee  Pensions  Plan  IRAs  for  small
      business owners or self-employed individuals.
403(b)(7)  Custodial  Plans.  These  are tax  deferred  plans for  employees  of
      eligible  tax-exempt  organizations,   such  as  schools,   hospitals  and
      charitable organizations.
401(k) Plans.  These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

      Please  call  the   Distributor  for   OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o You wish to redeem more than $100,000 or more and receive a check o The redemption check is not payable to all shareholders listed on the account statement
   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to a Fund account with a different owner or name
   o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your  Signature  Guaranteed?  The Transfer Agent will accept a guarantee  of your  signature  by a number of  financial  institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan  Accounts.  There are  special  procedures  to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes:
   o  Your name
   o  The Fund's name
   o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling
   o The signatures of all registered owners exactly as the account is registered, and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for       Send courier or express mail
requests by mail:                   requests to:
OppenheimerFunds Services           OppenheimerFunds Services
P.O. Box 5270                       10200 E. Girard Avenue, Building
Denver Colorado 80217-5270          D
                                    Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.

   o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.
Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.


How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchange in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:
Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificate with the request.
Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time or price.
   o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
   o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis and to pay those dividends to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest  Dividends  or  Capital   Gains.   You  can  elect  to  reinvest   some
      distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue
Code to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights
The Financial Highlights Table is presented to help you understand the Fund's financial performance over the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS




                                         Class A      Class B        Class C        Class Y
                                          Period       Period         Period         Period
                                           Ended        Ended          Ended          Ended
                                      August 31,   August 31,     August 31,     August 31,
                                            1999(1)      1999(1)        1999(1)        1999(1)
===========================================================================================

 Per Share Operating Data

 Net asset value, beginning of period     $10.00       $10.00         $10.00         $10.00
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                .02         (.03)          (.02)           .04
 Net realized and unrealized gain            .76          .76            .78            .74
                                          -------------------------------------------------
 Total income from
 investment operations                       .78          .73            .76            .78
-------------------------------------------------------------------------------------------
 Net asset value, end of period           $10.78       $10.73         $10.76         $10.78
                                          =================================================

===========================================================================================
 Total Return, at Net Asset Value(2)        7.80%        7.30%          7.60%          7.80%

===========================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands) $4,347         $851           $133             $1
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $3,473         $401           $ 52             $1
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)               0.54%       (0.87)%        (0.82)%         0.65%
 Expenses                                   1.61%        2.60%          2.57%          1.52%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                   83%          83%            83%            83%




1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $8,270,988 and $3,335,149, respectively.

INFORMATION AND SERVICES

For More Information about Oppenheimer Europe Fund:
The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

----------------------------------------------------------------------
By Telephone:                Call OppenheimerFunds Services
                             toll-free:
                             1.800.525.7048
----------------------------------------------------------------------
----------------------------------------------------------------------
By Mail:                     Write to:
                            OppenheimerFunds Services
                                  P.O. Box 5270
                           Denver, Colorado 80217-5270
----------------------------------------------------------------------
----------------------------------------------------------------------
On the Internet:             You can send us a request by e-mail
                             or read or down-load documents on
                             the OppenheimerFunds web site:
                             http://www.oppenheimerfunds.com
----------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo @ sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:

PR26150.001.1299
Printed on recycled paper.
SEC File No. 811-9097


--------
1 No commission will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

-------------------------------------------------------------------------------
Oppenheimer Europe Fund
-------------------------------------------------------------------------------

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated December 27, 1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 27, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                           Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks   2
   The Fund's Investment Policies...........................2
   Other Investment Techniques and Strategies...............5
   Investment Restrictions.................................18
How the Fund is Managed ...................................20
   Organization and History................................20
   Trustees and Officers...................................21
   The Manager.............................................28
Brokerage Policies of the Fund.............................28
Distribution and Service Plans.............................31
Performance of the Fund....................................34

About Your Account
How To Buy Shares..........................................38
How To Sell Shares.........................................46
How To Exchange Shares.....................................51
Dividends, Capital Gains and Taxes.........................54
Additional Information About the Fund......................55

Financial Information About the Fund
Independent Auditors' Report...............................60
Statement of Assets & Liabilities..........................61

Appendix A: Corporate Industry Classifications............... A-1
Appendix B: Special Sales Charge Arrangements and Waivers.... B-1

                                      10
-------------------------------------------------------------------------------
ABOUT THE FUND
-------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      |X| Foreign Investing. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in foreign over-the-counter markets. Securities of foreign issuers that are listed on a U.S. securities exchanges or traded in U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity  on foreign  markets than in the
      U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation,  confiscatory  taxation,
      political,   financial  or  social   instability  or  adverse   diplomatic
      developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      A number of current significant political demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries, Germany and the Republics comprising the former Soviet Union, as well as unification of the European Economic Community. The course of any of one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services is uncertain. With roughly two-thirds of all outstanding equity securities now traded outside of the United States the Fund's global scope enables it to attempt to take advantage of other world markets and companies and to seek to protect itself against any single economy.

      |_| European Stocks and Other Equity Securities. The Fund does not limit its investments in European equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where are the best market opportunities to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on or has substantial investments in smaller-capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger-capitalization issuers.

      In determining the European equity investments to be made for the Fund, the Manager seeks to apply a strategic investment policy that provides for the selection of securities that meet certain quantitative standards determined by the Manager. The quantitative model considers all European issuers and generates a proposed buy/sell list of equity securities without regard to specific geographic location, company or industry. The Fund will consider European stocks of closed-end management investment companies, the assets of which are invested primarily in European stocks, to be securities of European companies.

      |_| Special Risks of "Emerging Markets." Investments in securities traded in "emerging markets" (which are trading markets that are relatively new in countries with developing economies) involve more risks than other foreign securities. Emerging markets may have extended settlement periods for securities transactions so that the Fund might not receive the repayment of principal or income on its investments on a timely basis, which could affect its net asset value. There may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile. Government limitations on foreign investments may be more likely to be imposed than in more developed countries. Emerging markets may respond in a more volatile manner to economic changes than those of more developed countries.

      |_| Eastern European Markets. The Fund may invest in the securities of issuers domiciled in Eastern European countries. Investment in the securities of issuers in Eastern European markets involves certain additional risks not involved in investment in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence of possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions on investment in issuers or industries deemed sensitive to national interests, and
(v) the lack of developed legal structures governing private and foreign investments and private property.

      |X| Rights and Warrants. The Fund may invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Investments in Bonds, Other Debt Securities and Convertible Securities. The Fund is permitted to invest in bonds, debentures and other debt securities. However, as the Fund currently emphasizes investments in equity securities, such as stocks, the Fund does not anticipate that under normal market conditions it will invest more than 5% of its total assets in debt securities in the coming year. For temporary defensive purposes, in times of adverse market or economic conditions, the Fund may invest up to 100% of its assets in debt securities. The Fund's debt investments would include investment-grade bonds. These are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Corporation or Duff & Phelps, Inc., or have comparable ratings by another nationally recognized statistical rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

      |X| U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

      |X| Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact by the Manager investment decision with respect to convertible securities than in the case of non-convertible debt fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      The value of a convertible security is a function of its "investment value" and its "conversion value". If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its value and its price will tend to fluctuate directly with the price of the underlying security.

      |_| Portfolio Turnover. "Portfolio turnover" describes the rate at which the fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. The Fund does not expect to have a portfolio turnover rate of 100% or more annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      Portfolio Turnover. The Fund does not expect to engage frequently in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions.

      |X| Borrowing. The Fund has the ability to borrow one-third the value of its total assets from banks. The Fund may borrow as a temporary measure for extraordinary or emergency purposes. The Fund may also borrow on an unsecured basis to invest the borrowed funds in portfolio securities. This is a speculative investment technique known as "leverage" and the Fund currently does not contemplate using it. The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. It may do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
      |_| sell futures contracts,
      |_| buy puts, or
      |_| write covered calls. Covered calls may also be used for liquidity purposes, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

      |_|  buy futures, or
      |_|  buy calls.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      |_| Futures.  The Fund can buy and sell futures  contracts  that relate to
(1) broadly-based stock indices (these are referred to as "stock index futures") and (2) foreign currencies (these are referred to as "forward contracts").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. This contract obligates the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options and currency options.

           |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.
      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.
      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

           |_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

           |_| Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

           |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. Government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.
      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.


      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.
      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      |_| Temporary Defensive Investments. These can include (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; and (vi) repurchase agreements.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.
      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities.

      |_| The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase. However, the Fund is not prohibited from engaging in repurchase transactions nor from making loans of portfolio securities.

      |_| The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any single industry. However, there is no limitation on investments in U.S. Government securities.

      |_| The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot borrow money in excess of one-third of the value of its total assets. The Fund can borrow only from banks. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

      |_| The Fund cannot issue "senior securities." This restriction does not prohibit the Fund from borrowing money nor from entering into margin, collateral, segregation or escrow arrangements, or options, futures, hedging transactions or other investments permitted by its other investment policies.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. Collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

      |X| Non-Fundamental Investment Restrictions. The following operating policies of the Fund are not fundamental policies and, as such, may be changed by vote of a majority of the Fund's Board of Trustees without shareholder approval. These additional restrictions provide that:

      |_| The Fund cannot purchase securities on margin. However, the Fund can make margin deposits when using hedging instruments permitted by any of its other policies.

      |_| The Fund cannot invest in companies for the purpose of acquiring control or management those companies.

      |_| The Fund cannot invest or hold securities of any issuer if officers and trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      As a matter of non-fundamental policy, the Fund also may invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub-advisor, notwithstanding any other fundamental investment policy or limitation. The Fund is permitted by this policy (but not required) to adopt a "master-feeder" structure in which the Fund and other "feeder" funds would invest all of their assets in a single pooled "master fund" in an effort to take advantage of potential efficiencies. The Fund has no present intention of adopting a "master-feeder" structure. The Fund would seek approval of its Board of Trustees, and update its Prospectus and this Statement of Additional Information, prior to adopting a "master-feeder" structure.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund was organized in November 1998 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

       |_| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Shares are freely transferable. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders
o may have separate voting rights on matters in which interests of one class are different from the interests of another class, and o vote as a class on matters that affect that class alone.

      |_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meeting of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon the request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with the other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicant's expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:

----------------------------------------------------------------------
Oppenheimer   California   Municipal Oppenheimer   Large  Cap  Growth
Fund                                 Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer   Capital   Appreciation Oppenheimer  Money  Market Fund,
Fund                                 Inc.
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer   Capital   Preservation Oppenheimer  Multiple Strategies
Fund                                 Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
                                     Oppenheimer  Multi-Sector Income
Oppenheimer Developing Markets Fund  Trust
----------------------------------------------------------------------
----------------------------------------------------------------------
                                     Oppenheimer          Multi-State
Oppenheimer Discovery Fund           Municipal Trust
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer Enterprise Fund          Oppenheimer Municipal Bond Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
                                     Oppenheimer  New York  Municipal
Oppenheimer Europe Fund              Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer Global Fund              Oppenheimer Series Fund, Inc.
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer  Global  Growth & Income Oppenheimer   U.S.    Government
Fund                                 Trust
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer  Gold & Special Minerals
Fund                                 Oppenheimer Trinity Core Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer Growth Fund              Oppenheimer Trinity Growth Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer   International   Growth
Fund                                 Oppenheimer Trinity Value Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer    International   Small
Company Fund                         Oppenheimer World Bond Fund
----------------------------------------------------------------------

      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned 2.6% of the Class A shares of the Fund.

Leon Levy, Chairman of the Board of Trustees, Age: 74
280 Park Avenue, New York, NY 10017
General  Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee, Age: 66
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Phillip A. Griffiths, Trustee+ ,  Age: 61
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June, 1999), Provost and Professor of Mathematics at Duke University (1983 - 1991), a director of Research Triangle Institute, Raleigh, N.C. (1983 - 1991), and a Professor of Mathematics at Harvard University (1972 - 1983).

Benjamin Lipstein, Trustee, Age: 76
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus  of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Bridget A. Macaskill, President and Trustee, Age: 51 2#
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Elizabeth B. Moynihan, Trustee, Age: 70
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 72
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 69
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 68
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee,  Age: 74
399 Ski Trail, Smoke Rise, New Jersey 07405
Formerly he held the following positions:  Chairman Emeritus (August 1991 August
1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of the Distributor (July 1978 - January 1992).

Pauline Trigere, Trustee, Age: 87
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of P.T. Concept (design and sale of women's fashions).

Clayton K. Yeutter, Trustee, Age: 69
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative.

Andrew J. Donohue, Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

O. Leonard  Darling,  Executive  Vice President and Chief  Investment  Officer,
Age: 57
Two World Trade Center, New York, New York 10048-0203
Chief Investment Officer of the Manager (since June 1999); Executive Vice President of the Manager (June 1993 - June 1999); Chairman and Director and Senior Managing Director of HarbourView Asset Management Corporation (June 1999
- present); Chief Executive Officer of HarbourView Asset Management Corporation (December 1998 - June 1999).

Robert J. Bishop, Assistant Treasurer, Age: 41
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

--------------------------------------------------------------------
                                                         Total
                                       Retirement    Compensation
                                        Benefits       From all
                        Aggregate      Accrued as   New York-based
Trustee's Name        Compensation        Part        Oppenheimer
and Position           From Fund1       Of Fund        Funds (26
                                        Expenses        Funds)2
--------------------------------------------------------------------
--------------------------------------------------------------------
Robert Galli(3)            $ 0            $ 0          $113,383
Study Committee
Member
--------------------------------------------------------------------
--------------------------------------------------------------------
Phillip A Griffiths        $ 0            $ 0             $ 0
--------------------------------------------------------------------
--------------------------------------------------------------------
Leon Levy                  $ 0            $ 0          $162,600
Chairman
--------------------------------------------------------------------
--------------------------------------------------------------------
Benjamin Lipstein          $ 0            $ 0          $140,550
Study Committee
Chairman,
Audit Committee
Member
--------------------------------------------------------------------
--------------------------------------------------------------------
Elizabeth         B.       $ 0            $ 0                   $
Moynihan                                            99,000
Study Committee
Member
--------------------------------------------------------------------
--------------------------------------------------------------------
Kenneth A. Randall         $ 0            $ 0                   $
Audit Committee                                     90,800
Member
--------------------------------------------------------------------
--------------------------------------------------------------------
Edward V. Regan            $ 0            $ 0                   $
Proxy Committee                                     89,800
Chairman, Audit
Committee Member
--------------------------------------------------------------------
--------------------------------------------------------------------
Russell S.                 $ 0            $ 0                   $
Reynolds, Jr.                                       67,200
Proxy Committee
Member
--------------------------------------------------------------------
--------------------------------------------------------------------
Pauline Trigere            $ 0            $ 0                   $
                                                    60,000
--------------------------------------------------------------------
--------------------------------------------------------------------
Clayton K. Yeutter3        $ 0            $ 0                   $
Proxy Committee                                     67,200
Member
--------------------------------------------------------------------
1. Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Trustee or Director. The Fund did not compensate Trustees during the 1999 fiscal period.
2.    For the 1998 calendar year
3. Total Compensation for the 1998 calendar year includes compensation received for serving as Trustee or Director of 11 other Oppenheimer funds
4. Mr. Griffiths was not a Trustee or Director of the New York based Oppenheimer funds during 1998.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of December 3, 1999, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C, and Class Y shares were:

      OppenheimerFunds, Inc., VP Financial Analysis, 6803 S. Tucson Way, Englewood, Colorado 80112-3924, which owned 210,000 Class A shares, representing 41.8% of the Class A shares then outstanding,

      Peter M. Shanley & William C. Pezzano, Sloan & Co Retirement Trust, 38 Fairfield Place, West Caldwell, NJ 07006-6209, which owned 27,986.222 Class A shares, representing 5.56% of the Class A shares then outstanding,

      Costa Family Trust, 28 Tanglewylde Avenue, Bronxville, NY 10708-3112, which owned 16,963.984 Class B shares, representing 8.48% of the Class B shares then outstanding,

      Gera Ltd., a limited partnership, 7575 Katy Fwy, Apt. 27, Houston, TX 77024-2117, which owned 2,493.000 Class C shares, representing 14.41% of the Class C shares then outstanding,

      RPSS TR Rollover IRA, for the benefit of Douglas L. Muhlestein, 21838 North 34th Lane, Phoenix, AZ 85027-1636, which owned 1,307.875 Class C shares, representing 7.56% of the Class C shares then outstanding,

      William J. Jacobson Trust, for the benefit of William J. Jacobson, 541 Randolph Drive, Lititz, PA 17543-9049, which owned 1,024.090 Class C shares, representing 5.92% of the Class C shares then outstanding,

      PaineWebber, for the benefit Richard F. Stepuszek, P.O. Box 3321, Weehawken, NJ 07087-8154, which owned 956.656 Class C shares, representing 5.53% of the Class C shares then outstanding,

      Christine G. Farina and Joseph Farina Trust, 38 Park Lane, Waterbury, CT 06710-1122, which owned 934.989 Class C shares, representing 5.40% of the Class C shares then outstanding,

      Donaldson Lufkin Jenrette, Securities Corporation Inc., P. O. Box 2052, Jersey City, NJ 07303-9998, which owned 921.590 Class C shares, representing 5.32% of the Class C shares then outstanding, for the benefit of its customers,

      OppenheimerFunds, Inc., VP Financial Analysis, 6803 South Tuscon Way, Englewood, CO 80112-3924, which owned 100 Class Y shares, representing 100% of the Class Y shares then outstanding.
The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |_| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.


       -----------------------------------------------
       Fiscal Year       Management Fee Paid to
        Ended 8/31       OppenheimerFunds, Inc.
       -----------------------------------------------
       -----------------------------------------------
          1999(1)                $15,927
       -----------------------------------------------
1.    For the period from 03/01/99 (commencement of operations) to 08/31/99

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name and the name of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers, that the Managers thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's Class A, Class B, Class C and Class Y shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

 -------------------------------------------------------------------

 Fiscal   Aggregate  Class A    Commissions  CommissionsCommissions
 Year     Front-End  Front-End   on Class A  on Class   on Class C
 Ended      Sales    Sales         Shares    B Shares     Shares
 8/31: 2 Charges on  Charges    Advanced by  Advanced    Advanced
           Class A   Retained   Distributor1 by             by
           Shares    by                      DistributorDistributor1
                     Distributor
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  1999     $11,508     $3,737       $530      $17,004      $489
 -------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale. Because Class B shares covert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.
2.    Fiscal period of six months

----------------------------------------------------------------------
   Fiscal Year         Class A          Class B          Class C
  Ended 8/31: *       Contingent       Contingent       Contingent
                    Deferred Sales   Deferred Sales   Deferred Sales
                       Charges          Charges          Charges
                     Retained by      Retained by      Retained by
                     Distributor      Distributor      Distributor

----------------------------------------------------------------------
----------------------------------------------------------------------
1999               $0                     $73               $0
----------------------------------------------------------------------
   * Fiscal period of 03/01/99 (commencement) to 08/31/99

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund reimburses the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Under the plans, the Manager and the Distributor, may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. The reports on the Class B plan and Class C plan shall also include the Distributor's distribution costs for that quarter and such costs for previous fiscal periods that have been carried forward. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund's parent corporation who are not "interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended August 31, 1999, payments under the Plan for Class A shares totaled $1,730, all of which was paid by the Distributor to recipients. That included $126 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |_| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allow the Distributor to be compensated for its services and costs in distributing Class B and Class C shares and servicing accounts. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B and the Class C plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to reimburse dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o employs personnel to support distribution of Class B and Class C shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amount paid by the Fund during that period. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B and Class C plans allow for the carry-forward of distribution expenses, to be recovered from asset based sales charges in subsequent fiscal periods.

------------------------------------------------------------------------
-----------------------------------------------------------------------
  Distribution Fees Paid to the Distributor in the Fiscal Year Ended
                                8/31/99
------------------------------------------------------------------------
------------------------------------------------------------------------
   Class                                                   Distributor's
                                          Distributor's    Unreimbursed
                Total                       Aggregate      Expenses as
              Payments       Amount        Unreimbursed      % of Net
             Under Plan    Retained by    Expenses Under    Assets of
                           Distributor         Plan           Class
------------------------------------------------------------------------
------------------------------------------------------------------------
Class B        $ 2,026       $ 1,004         $ 15,134         1.78%
Plan
------------------------------------------------------------------------
------------------------------------------------------------------------
Class C                                        N/A             N/A
Plan        $   257       $    155
------------------------------------------------------------------------

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.
      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5-, and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

---------------------------------------------------------------------

       The Fund's Total Returns for the Periods Ended 8/31/99
---------------------------------------------------------------------
---------------------------------------------------------------------
           Cumulative           Average Annual Total Returns
         Total Returns
          (10 years or
Class    life of class)
of
Shares
---------------------------------------------------------------------
---------------------------------------------------------------------
                                           5-Year         10-Year
                            1-Year       (or life of    (or life of
                                           class)         class)
---------------------------------------------------------------------
---------------------------------------------------------------------
         After   WithoutAfter   WithoutAfter   Without After  Without
         Sales   Sales  Sales   Sales  Sales   Sales   Sales  Sales
         Charge  Charge Charge  Charge Charge  Charge  Charge Charge
---------------------------------------------------------------------
---------------------------------------------------------------------
Class A    1.60%  7.80%     N/A    N/A     N/A     N/A    N/A  N/A 1
---------------------------------------------------------------------
---------------------------------------------------------------------
Class B    2.30%  7.30%     N/A    N/A     N/A     N/A    N/A  N/A 2
---------------------------------------------------------------------
---------------------------------------------------------------------
Class C    6.60%  7.60%     N/A    N/A     N/A     N/A    N/A  N/A 3
---------------------------------------------------------------------
---------------------------------------------------------------------
Class Y    7.80%  7.80%     N/A    N/A     N/A     N/A    N/A  N/A 4
---------------------------------------------------------------------
1. Inception of Class A:  3/1/99
2. Inception of Class B:  3/1/99
3. Inception of Class C:  3/1/99
4. Inception of Class Y:  3/1/99

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P

      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance is ranked by Lipper against all other European region funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among international stock funds.

      Morningstar proprietary star ratings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five-, and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class).
Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


-------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased two regular business days following the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. That instruction must be received prior to the close of The New York Stock Exchange that day. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day after the shares are purchased. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |_| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

         |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
        |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
        |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                    Oppenheimer Main Street  California
Oppenheimer Bond Fund               Municipal Fund
Oppenheimer  Capital   Appreciation Oppenheimer  Main  Street  Growth &
Fund                                Income Fund
Oppenheimer  Capital   Preservation Oppenheimer  Main Street  Small Cap
Fund                                Fund
Oppenheimer   California  Municipal
Fund                                Oppenheimer MidCap Fund
                                    Oppenheimer   Multiple   Strategies
Oppenheimer Champion Income Fund    Fund
Oppenheimer  Convertible Securities
Fund                                Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Allocation Oppenheimer New Jersey Municipal
Fund                                Fund
                                    Oppenheimer  Pennsylvania Municipal
Oppenheimer Disciplined Value Fund  Fund
                                    Oppenheimer  Quest  Balanced  Value
Oppenheimer Discovery Fund          Fund
                                    Oppenheimer   Quest  Capital  Value
Oppenheimer Enterprise Fund         Fund, Inc.
                                    Oppenheimer   Quest   Global  Value
Oppenheimer Capital Income Fund     Fund, Inc.
                                    Oppenheimer    Quest    Opportunity
Oppenheimer Europe Fund             Value Fund
                                    Oppenheimer  Quest  Small Cap Value
Oppenheimer Florida Municipal Fund  Fund
Oppenheimer Global Fund             Oppenheimer Quest Value Fund, Inc.
Oppenheimer  Global Growth & Income
Fund                                Oppenheimer Real Asset Fund
Oppenheimer    Gold    &    Special Oppenheimer  Senior  Floating  Rate
Minerals Fund                       Fund
Oppenheimer Growth Fund             Oppenheimer Strategic Income Fund
                                    Oppenheimer   Total   Return  Fund,
Oppenheimer High Yield Fund         Inc.
Oppenheimer Insured Municipal Fund Oppenheimer Trinity Core Fund Oppenheimer Intermediate Municipal
Fund                                Oppenheimer Trinity Growth Fund
Oppenheimer International Bond Fund Oppenheimer Trinity Value Fund
Oppenheimer   International  Growth
Fund                                Oppenheimer U.S. Government Trust
Oppenheimer   International   Small
Company Fund                        Oppenheimer World Bond Fund
                                    Limited-Term   New  York  Municipal
Oppenheimer Large Cap Growth Fund   Fund
Oppenheimer            Limited-Term
Government Fund                     Rochester Fund Municipals

And the following money market funds:

                                    Centennial   New  York  Tax  Exempt
Centennial America Fund, L. P.      Trust
Centennial  California  Tax  Exempt
Trust                               Centennial Tax Exempt Trust
Centennial Government Trust         Oppenheimer Cash Reserves
                                    Oppenheimer   Money   Market  Fund,
Centennial Money Market Trust       Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
           (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make automatic payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch, Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |_| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, share registration fees and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |_| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)   if last sale  information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

      |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing  service  approved by the
             Board of Trustees, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

      |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that has a remaining maturity of 397 days or less.

      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge which was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Director, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

(1)   state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.



Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |_| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |_| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.


How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer, which classes by calling the Distributor at 1-800-525-7048.All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial
Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.

o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o Only certain Oppenheimer Funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.
o Class M Shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      If Class B shares of an Oppenheimer fund are exchanged for Class B shares of Oppenheimer Limited-Term Government Fund or Limited-Term New York Municipal Fund and those shares acquired by exchange are subsequently redeemed, they will be subject to the contingent deferred sales charge of the Oppenheimer fund from which they were exchanged. The contingent deferred sales charge rates of Class B shares of other Oppenheimer funds are typically higher for the same holding period than for Class B shares of Oppenheimer Limited-Term Government Fund and Limited-Term New York Municipal Fund. They will not be subject to the contingent deferred sales charge of Oppenheimer Limited-Term Government Fund or Limited-Term New York Municipal Fund.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends, Capital Gains and Taxes

      Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of Class A, Class B, Class C and Class Y shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.


Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the

Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Europe Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Europe Fund as of August 31, 1999, and the related statement of operations and statement of changes in net assets and the financial highlights for the period from March 1, 1999 (commencement of operations), to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Europe Fund as of August 31, 1999, and the results of its operations, the changes in net assets and the financial highlights for the period from March 1, 1999 (commencement of operations), to August 31, 1999, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
------------
KPMG LLP


Denver, Colorado
September 22, 1999

STATEMENT OF INVESTMENTS   August 31, 1999




                                                                       Market Value
                                                              Shares     See Note 1
===================================================================================

 Common Stocks--98.1%
-----------------------------------------------------------------------------------
 Basic Materials--3.9%
-----------------------------------------------------------------------------------
 Chemicals--1.0%
 Rhone-Poulenc SA, Sponsored ADR                               1,100       $ 53,419
-----------------------------------------------------------------------------------
 Metals--1.8%
 Ispat International NV                                        4,300         44,613
-----------------------------------------------------------------------------------
 S.K.F. AB, B Shares                                           2,300         52,356
                                                                           --------
                                                                             96,969

-----------------------------------------------------------------------------------
 Paper--1.1%
 Stora Enso Oyj, A Shares                                      4,200         57,226
-----------------------------------------------------------------------------------
 Capital Goods--7.6%
-----------------------------------------------------------------------------------
 Electrical Equipment--1.4%
 Kudelski SA                                                      20         74,783
-----------------------------------------------------------------------------------
 Industrial Services--5.3%
 Adecco SA                                                        20         11,023
-----------------------------------------------------------------------------------
 Autostrade Concessioni e Costruzioni Autostrade SpA           6,000         47,847
-----------------------------------------------------------------------------------
 Oerlikon-Buehrle Holding AG(1)                                  600         87,126
-----------------------------------------------------------------------------------
 Securitas AB, B Shares                                        4,000         57,151
-----------------------------------------------------------------------------------
 Societe Generale d'Enterprise                                 1,600         79,445
                                                                           --------
                                                                            282,592

-----------------------------------------------------------------------------------
 Manufacturing--0.9%
 Metra Oyj, B Shares                                           2,500         44,890
-----------------------------------------------------------------------------------
 Communication Services--10.8%
-----------------------------------------------------------------------------------
 Telecommunications: Long Distance--7.8%
 Altran Technologies SA                                          200         54,565
-----------------------------------------------------------------------------------
 Intracom SA                                                     870         75,431
-----------------------------------------------------------------------------------
 Kinnevik Investments AB Free, Series B                        4,200         76,283
-----------------------------------------------------------------------------------
 Telecom Italia SpA, Sponsored ADR                               800         80,800
-----------------------------------------------------------------------------------
 Teles AG(1)                                                   3,000        126,114
                                                                           --------
                                                                            413,193

-----------------------------------------------------------------------------------
 Telephone Utilities--3.0%
 Ceske Radiokomunikace GDR(1)                                  1,200         43,800
-----------------------------------------------------------------------------------
 Energis plc(1)                                                2,200         56,389
-----------------------------------------------------------------------------------
 Matav RT, Sponsored ADR                                       2,000         60,750
                                                                           --------
                                                                            160,939


14 OPPENHEIMER EUROPE FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Consumer Cyclicals--10.9%
-----------------------------------------------------------------------------------
 Autos & Housing--7.3%
 CIR-Conpagnie Industriali Riunite SpA                        40,000       $ 59,487
-----------------------------------------------------------------------------------
 Countrywide Assured Group plc                                30,000         79,596
-----------------------------------------------------------------------------------
 Groupe SEB SA                                                 1,000         76,101
-----------------------------------------------------------------------------------
 Porsche AG, Preference                                           40         99,285
-----------------------------------------------------------------------------------
 Tarmac plc(1)                                                 9,100         74,042
                                                                           --------
                                                                            388,511

-----------------------------------------------------------------------------------
 Leisure & Entertainment--2.5%
 Kinowelt Medien AG(1)                                         1,600        133,507
-----------------------------------------------------------------------------------
 Retail: Specialty--1.1%
 Karstadt AG                                                     125         58,885
-----------------------------------------------------------------------------------
 Consumer Staples--11.0%
-----------------------------------------------------------------------------------
 Beverages--1.4%
 Remy Cointreau(1)                                             4,000         76,682
-----------------------------------------------------------------------------------
 Broadcasting--3.8%
 Canal Plus                                                      800         55,093
-----------------------------------------------------------------------------------
 EM.TV & Merchandising AG                                      2,500        148,400
                                                                           --------
                                                                            203,493

-----------------------------------------------------------------------------------
 Entertainment--2.6%
 Infogrames Entertainment SA(1)                                1,200         88,089
-----------------------------------------------------------------------------------
 TelePizza SA(1)                                              10,000         52,178
                                                                           --------
                                                                            140,267

-----------------------------------------------------------------------------------
 Food--1.6%
 Diageo plc, Sponsored ADR                                       800         33,150
-----------------------------------------------------------------------------------
 Jeronimo Martins & Filho SA                                   1,800         52,492
                                                                           --------
                                                                             85,642

-----------------------------------------------------------------------------------
 Food & Drug Retailers--1.6%
 Etablissements Economiques du Casino Guichard-Perrachon SA      500         32,743
-----------------------------------------------------------------------------------
 Koninklijke Ahold NV, Sponsored ADR                           1,428         51,051
                                                                           --------
                                                                             83,794

-----------------------------------------------------------------------------------
 Energy--5.5%
-----------------------------------------------------------------------------------
 Oil: Domestic--3.3%
 Enterprise Oil plc                                           10,000         72,360
-----------------------------------------------------------------------------------
 MOL Magyar Olaj-es Gazipari Rt.                               2,200         55,770
-----------------------------------------------------------------------------------
 Norsk Hydro AS                                                1,200         50,005
                                                                           --------
                                                                            178,135


15 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS   Continued



                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Oil: International--2.2%
 British-Borneo Oil & Gas plc                                 15,000       $ 52,823
-----------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                          1,000         61,875
                                                                           --------
                                                                            114,698

-----------------------------------------------------------------------------------
 Financial--17.8%
-----------------------------------------------------------------------------------
 Banks--12.2%
 Banca Intesa SpA                                             10,913         46,106
-----------------------------------------------------------------------------------
 Banca Nazionale del Lavoro (BNL)(1)                          15,000         48,798
-----------------------------------------------------------------------------------
 Banca Popolare di Lodi                                        5,000         58,726
-----------------------------------------------------------------------------------
 Banca Popolare di Novara                                      5,000         47,266
-----------------------------------------------------------------------------------
 Banco Mello SA                                                3,200         29,912
-----------------------------------------------------------------------------------
 Bank Austria AG                                               1,200         63,691
-----------------------------------------------------------------------------------
 Barclays plc                                                  2,900         86,269
-----------------------------------------------------------------------------------
 Credito Italiano SpA                                          7,000         32,310
-----------------------------------------------------------------------------------
 Istituto Mobiliare Italiano                                   3,000         40,274
-----------------------------------------------------------------------------------
 National Bank of Greece SA                                    1,200         88,546
-----------------------------------------------------------------------------------
 Rolo Banca 1473 SpA                                           2,700         53,472
-----------------------------------------------------------------------------------
 UBS AG                                                          200         56,434
                                                                           --------
                                                                            651,804

-----------------------------------------------------------------------------------
 Diversified Financial--1.6%
 Gold-Zack AG                                                    600         85,681
-----------------------------------------------------------------------------------
 Insurance--4.0%
 Allianz AG                                                      170         44,495
-----------------------------------------------------------------------------------
 Milano Assicurazioni                                         19,000         52,980
-----------------------------------------------------------------------------------
 Skandia Forsakrings AB                                        2,700         54,923
-----------------------------------------------------------------------------------
 Zurich Allied AG                                                100         58,678
                                                                           --------
                                                                            211,076

-----------------------------------------------------------------------------------
 Healthcare--10.0%
-----------------------------------------------------------------------------------
 Healthcare/Drugs--6.8%
 Ares-Serono Group, Cl. B                                         35         52,903
-----------------------------------------------------------------------------------
 Ontex(1)                                                        600         62,677
-----------------------------------------------------------------------------------
 QIAGEN NV(1)                                                  1,500         58,541
-----------------------------------------------------------------------------------
 Sanofi-Synthelabo SA(1)                                         800         33,292
-----------------------------------------------------------------------------------
 Shire Pharmaceuticals Group plc, ADR(1)                       4,200        105,000
-----------------------------------------------------------------------------------
 UCB SA                                                        1,200         50,826
                                                                           --------
                                                                            363,239


16 OPPENHEIMER EUROPE FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--3.2%
 Fresenius Medical Care AG                                       700      $  50,276
-----------------------------------------------------------------------------------
 Ion Beam Applications(1)                                      1,100         68,549
-----------------------------------------------------------------------------------
 SmithKline Beecham plc                                        4,013         52,301
                                                                           --------
                                                                            171,126

-----------------------------------------------------------------------------------
 Technology--19.6%
-----------------------------------------------------------------------------------
 Computer Services--7.1%
 Cap Gemini SA                                                   400         68,655
-----------------------------------------------------------------------------------
 CMG plc                                                       2,000         59,721
-----------------------------------------------------------------------------------
 GFI Informatique                                              1,200         88,596
-----------------------------------------------------------------------------------
 Unilog SA                                                     1,000         52,283
-----------------------------------------------------------------------------------
 WM-Data AB, B Shares                                          2,900        107,625
                                                                           --------
                                                                            376,880

-----------------------------------------------------------------------------------
 Computer Software--10.2%
 Admiral plc                                                   4,000         47,597
-----------------------------------------------------------------------------------
 Equant NV(1)                                                    900         79,613
-----------------------------------------------------------------------------------
 F.I. Group plc                                                9,000         52,099
-----------------------------------------------------------------------------------
 Getronics NV                                                  1,300         63,643
-----------------------------------------------------------------------------------
 Infomatec Integrated Information Systems AG(1)                2,400         76,809
-----------------------------------------------------------------------------------
 IONA Technologies plc, ADR(1)                                 2,100         26,775
-----------------------------------------------------------------------------------
 Merkantildata ASA                                             5,200         55,000
-----------------------------------------------------------------------------------
 Real Software Group NV                                          700         80,442
-----------------------------------------------------------------------------------
 SER Systeme AG                                                1,500         63,532
                                                                           --------
                                                                            545,510

-----------------------------------------------------------------------------------
 Communications Equipment--1.1%
 Vodafone Group plc                                            3,000         60,493
-----------------------------------------------------------------------------------
 Electronics--1.2%
 Rexel SA                                                        700         65,064
-----------------------------------------------------------------------------------
 Transportation--1.0%
-----------------------------------------------------------------------------------
 Shipping--1.0%
 Kvaerner AS, Series B(1)                                      2,500         55,433
                                                                          ---------
 Total Common Stocks (Cost $5,124,914)                                    5,233,931



17 OPPENHEIMER EUROPE FUND


STATEMENT OF INVESTMENTS   Continued




                                                                        Face      Market Value
                                                                      Amount        See Note 1
==============================================================================================

 Repurchase Agreements--1.9%

 Repurchase agreement with First Chicago Capital Markets, 5.41%, dated 8/31/99, to be repurchased at $100,015 on 9/1/99,
 collateralized by U.S. Treasury Nts., 4%-6.375%,
 11/30/99-2/28/03, with a value of $99,116, and U.S. Treasury
 Bills, 9/15/99, with a value of $2,961 (Cost $100,000)             $100,000        $  100,000
----------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $5,224,914)                         100.0%        5,333,931
----------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                   0.0            (1,296)
                                                                    --------------------------
 Net Assets                                                            100.0%       $5,332,635
                                                                    ==========================





FOOTNOTES TO STATEMENT OF INVESTMENTS

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:



 Geographic Diversification                             Market Value          Percent
--------------------------------------------------------------------------------------

 France                                                    $ 903,640             17.0%
 Germany                                                     886,983             16.6
 Great Britain                                               858,615             16.1
 Italy                                                       568,066             10.7
 Sweden                                                      348,339              6.5
 Switzerland                                                 340,946              6.4
 Belgium                                                     262,494              4.9
 The Netherlands                                             235,110              4.4
 Greece                                                      163,977              3.1
 Norway                                                      160,438              3.0
 United States                                               144,613              2.7
 Hungary                                                     116,520              2.2
 Finland                                                     102,116              1.9
 Portugal                                                     82,405              1.5
 Austria                                                      63,691              1.2
 Spain                                                        52,178              1.0
 Czechoslovakia                                               43,800              0.8
                                                          ----------------------------
 Total                                                    $5,333,931            100.0%
                                                          ============================




1. Non-income-producing security.

See accompanying Notes to Financial Statements.


18 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES     August 31, 1999



===================================================================================

 Assets

 Investments, at value (cost $5,224,914)--see accompanying statement     $5,333,931
-----------------------------------------------------------------------------------
 Cash                                                                        53,085
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                            56,806
 Shares of beneficial interest sold                                           9,897
 Interest and dividends                                                       4,695
 Other                                                                          557
                                                                         ----------
 Total assets                                                             5,458,971

===================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                      117,298
 Shareholder reports                                                          3,520
 Distribution and service plan fees                                           1,143
 Transfer and shareholder servicing agent fees                                  832
 Shares of beneficial interest redeemed                                         375
 Other                                                                        3,168
                                                                         ----------
 Total liabilities                                                          126,336

===================================================================================
 Net Assets                                                              $5,332,635
                                                                         ==========

===================================================================================
 Composition of Net Assets

 Paid-in capital                                                         $5,026,511
-----------------------------------------------------------------------------------
 Accumulated net investment income                                            8,674
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                              188,990
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies                108,460
                                                                         ----------
 Net assets                                                              $5,332,635
                                                                         ==========




19 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES     Continued



==============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $4,346,966 and 403,265 shares of beneficial interest outstanding)                      $10.78
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                        $11.44
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $851,437 and
 79,379 shares of beneficial interest outstanding)                                      $10.73
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $133,154 and
 12,379 shares of beneficial interest outstanding)                                      $10.76
----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $1,078 and 100 shares of beneficial interest outstanding)                $10.78




See accompanying Notes to Financial Statements.


20 OPPENHEIMER EUROPE FUND

STATEMENT OF OPERATIONS



 For the Period from March 1, 1999 (Commencement of Operations) to August 31, 1999
====================================================================================

 Investment Income

 Dividends (net of foreign withholding taxes of $2,231)                    $ 32,849
------------------------------------------------------------------------------------
 Interest                                                                     7,622
                                                                           ---------
 Total income                                                                40,471

====================================================================================
 Expenses

 Management fees--Note 4                                                     15,927
------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                  4,723
------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                      1,730
 Class B                                                                      2,026
 Class C                                                                        257
------------------------------------------------------------------------------------
 Shareholder reports                                                          4,031
------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                        3,200
------------------------------------------------------------------------------------
 Custodian fees and expenses                                                  1,137
------------------------------------------------------------------------------------
 Registration and filing fees                                                   890
------------------------------------------------------------------------------------
 Other                                                                          241
                                                                           ---------
 Total expenses                                                              34,162
 Less expenses paid indirectly--Note 1                                       (1,121)
                                                                           ---------
 Net expenses                                                                33,041

====================================================================================
 Net Investment Income                                                        7,430

====================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                                238,385
 Foreign currency transactions                                              (49,395)
                                                                           ---------
 Net realized gain                                                          188,990

------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                112,275
 Translation of assets and liabilities denominated in foreign currencies     (3,815)
                                                                           ---------
 Net change                                                                 108,460
                                                                           ---------
 Net realized and unrealized gain                                           297,450

====================================================================================
 Net Increase in Net Assets Resulting from Operations                      $304,880
                                                                           =========




See accompanying Notes to Financial Statements.


21 OPPENHEIMER EUROPE FUND

STATEMENT OF CHANGES IN NET ASSETS




                                                                       Period Ended
                                                                         August 31,
                                                                              1999(1)
===================================================================================
 Statement of Operations

 Net investment income                                                   $    7,430
-----------------------------------------------------------------------------------
 Net realized gain                                                          188,990
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                      108,460
                                                                         ----------
 Net increase in net assets resulting from operations                       304,880

===================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions--Note 2:
 Class A                                                                  4,078,125
 Class B                                                                    819,920
 Class C                                                                    128,710
 Class Y                                                                      1,000

===================================================================================
 Net Assets

 Total increase                                                           5,332,635
-----------------------------------------------------------------------------------
 Beginning of period                                                             --
                                                                         ----------
 End of period (including accumulated net investment income of
 $8,674 for the period ended August 31, 1999)                            $5,332,635
                                                                         ==========



1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.



See accompanying Notes to Financial Statements.


22 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS




                                         Class A      Class B        Class C        Class Y
                                          Period       Period         Period         Period
                                           Ended        Ended          Ended          Ended
                                      August 31,   August 31,     August 31,     August 31,
                                            1999(1)      1999(1)        1999(1)        1999(1)
===========================================================================================

 Per Share Operating Data

 Net asset value, beginning of period     $10.00       $10.00         $10.00         $10.00
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                .02         (.03)          (.02)           .04
 Net realized and unrealized gain            .76          .76            .78            .74
                                          -------------------------------------------------
 Total income from
 investment operations                       .78          .73            .76            .78
-------------------------------------------------------------------------------------------
 Net asset value, end of period           $10.78       $10.73         $10.76         $10.78
                                          =================================================

===========================================================================================
 Total Return, at Net Asset Value(2)        7.80%        7.30%          7.60%          7.80%

===========================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands) $4,347         $851           $133             $1
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $3,473         $401           $ 52             $1
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)               0.54%       (0.87)%        (0.82)%         0.65%
 Expenses                                   1.61%        2.60%          2.57%          1.52%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                   83%          83%            83%            83%




1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $8,270,988 and $3,335,149, respectively.


See accompanying Notes to Financial Statements.


23 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies

Oppenheimer Europe Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market-type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


24 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book-Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


25 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $1,244. Accumulated net investment income was increased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26 OPPENHEIMER EUROPE FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:



                      Period Ended August 31, 1999(1)
                             Shares         Amount
---------------------------------------------------

 Class A
 Sold                       481,772     $4,876,962
 Redeemed                   (78,507)      (798,837)
                            -----------------------
 Net increase               403,265     $4,078,125
                            =======================

---------------------------------------------------
 Class B
 Sold                        81,470     $  842,190
 Redeemed                    (2,091)       (22,270)
                            -----------------------
 Net increase                79,379     $  819,920
                            =======================

---------------------------------------------------
 Class C
 Sold                        18,532     $  190,808
 Redeemed                    (6,153)       (62,098)
                            -----------------------
 Net increase                12,379     $  128,710
                            =======================

---------------------------------------------------
 Class Y
 Sold                           100     $    1,000
                            -----------------------
 Net increase                   100     $    1,000
                            =======================




1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.

================================================================================
3. Unrealized Gains and Losses on Securities

As of August 31, 1999, net unrealized appreciation on securities of $109,017 was composed of gross appreciation of $357,604, and gross depreciation of $248,587.


27 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion. The Fund's annualized management fee for the period ended August 31, 1999, was 0.80% of average net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.




                        Aggregate         Class A    Commissions    Commissions     Commissions
                        Front-End       Front-End     on Class A     on Class B      on Class C
                    Sales Charges   Sales Charges         Shares         Shares          Shares
                       on Class A     Retained by    Advanced by    Advanced by     Advanced by
 Period Ended              Shares     Distributor    Distributor(1) Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------------------------

 August 31, 1999          $11,508          $3,737            $--        $17,004             $--


1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.




                                Class A                     Class B                     Class C
                    Contingent Deferred         Contingent Deferred         Contingent Deferred
                          Sales Charges               Sales Charges               Sales Charges
 Period Ended   Retained by Distributor     Retained by Distributor     Retained by Distributor
-----------------------------------------------------------------------------------------------

 August 31, 1999                    $--                         $--                         $--



The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



28 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended August 31, 1999, payments under the Class A Plan totaled $1,730, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allow the Distributor to be reimbursed for its services and costs in distributing Class B and Class C and servicing accounts.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the period ended August 31, 1999, were as follows:




                                                           Distributor's     Distributor's
                                                               Aggregate      Unreimbursed
                                                            Unreimbursed     Expenses as %
                         Total Payments    Amount Retained      Expenses     of Net Assets
                             Under Plan     by Distributor    Under Plan          of Class
-------------------------------------------------------------------------------------------

 Class B Plan                    $2,026             $1,004       $15,134              1.78%
 Class C Plan                        --                 --            --              0.00



29 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the period ended August 31, 1999.

                                   Appendix A

                            Industry Classifications


Aerospace/Defense                   Food and Drug Retailers
Air Transportation                  Gas Utilities
Asset-Backed                        Health Care/Drugs
Auto Parts and Equipment            Health Care/Supplies & Services
Automotive                          Homebuilders/Real Estate
Bank Holding Companies              Hotel/Gaming
Banks                               Industrial Services
Beverages                           Information Technology
Broadcasting                        Insurance
Broker-Dealers                      Leasing & Factoring
Building Materials                  Leisure
Cable Television                    Manufacturing
Chemicals                           Metals/Mining
Commercial Finance                  Nondurable Household Goods
Communication Equipment             Office Equipment
Computer Hardware                   Oil - Domestic
Computer Software                   Oil - International
Conglomerates                       Paper
Consumer Finance                    Photography
Consumer Services                   Publishing
Containers                          Railroads & Truckers
Convenience Stores                  Restaurants
Department Stores                   Savings & Loans
Diversified Financial               Shipping
Diversified Media                   Special Purpose Financial
Drug Wholesalers                    Specialty Printing
Durable Household Goods             Specialty Retailing
Education                           Steel
Electric Utilities                  Telecommunications     -     Long
                                    Distance
Electrical Equipment                Telephone - Utility
Electronics                         Textile,     Apparel    &    Home
                                   Furnishings
Energy Services                     Tobacco
Entertainment/Film                  Trucks and Parts
Environmental                       Wireless Services
Food

                                   Appendix B

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
      (1)       plans   qualified  under  Sections  401(a)  or  401(k)  of  the
        Internal Revenue Code,
      (2) non-qualified deferred compensation plans, (3) employee benefit plans4
      (4) Group Retirement Plans5 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional
        IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:
      o Purchases of Class A shares aggregating $1 million or more.
      o Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
      o Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
        purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
      o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record  keeping is performed by Merrill  Lynch Pierce Fenner & Smith,
           Inc.   ("Merrill   Lynch")  on  a  daily  valuation  basis  for  the
           Retirement   Plan.   On  the  date  the  plan   sponsor   signs  the
           record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds,
           other  than  those   advised  or  managed  by  Merrill  Lynch  Asset
           Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The  record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
      o Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
      o The Manager or its affiliates.
      o Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
      o Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      o Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
      o Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
      o Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
      o Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
      o "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      o Clients of investment  advisors or financial planners (that have entered into an agreement for this purpose with the  Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
      o Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
      o Accounts  for  which  Oppenheimer  Capital  (or  its  successor)  is the investment advisor (the Distributor must be advised of this arrangement)
        and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
      o A unit investment trust that has entered into an appropriate agreement with the Distributor.
      o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
      o Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      o A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
      o A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
      o Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
      o Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
      o Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
      o Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
      o Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      o To make Automatic Withdrawal Plan payments that are limited to not more than 12% of the account value annually (the annual holding period is measured at the time of each Automatic Withdrawal Plan payment).
      o Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
      o For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
        (2) To return excess contributions.
        (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.7 (5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
        (6) To meet the minimum distribution requirements of the Internal Revenue Code.
        (7) To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.
        (8) For loans to participants or beneficiaries.
        (9) Separation from service.8
        (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
        (11)Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
      o For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
      o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
      o Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
      o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
      o Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
      o Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
      o Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
      o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
      o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.9 (5) To make distributions required under a Qualified Domestic Relations
            Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)         To  meet  the  minimum  distribution  requirements  of the  Internal
            Revenue Code.
(7)         To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.10 (9) On account of the participant's separation from service.11 (10) Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (the annual holding period is measured at the time of each Automatic Withdrawal Plan payment).
      o Redemptions of Class B shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually (the annual holding period is measured at the time of each Automatic Withdrawal Plan payment).

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
      o Shares sold to the Manager or its affiliates.
      o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      o Shares issued in plans of reorganization to which the Fund is a party.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer   Quest  Value  Fund,      Oppenheimer  Quest  Small  Cap
Inc.                                   Value Fund
Oppenheimer  Quest Balanced Value      Oppenheimer    Quest    Global
Fund                                   Value Fund
Oppenheimer   Quest   Opportunity
Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value  U.S.  Government      Quest   for   Value  New  York
Income Fund                            Tax-Exempt Fund
Quest   for   Value    Investment      Quest   for   Value   National
Quality Income Fund                    Tax-Exempt Fund
Quest  for  Value  Global  Income      Quest  for  Value   California
Fund                                   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
      o acquired  by such  shareholder  pursuant  to an exchange of shares of an
        Oppenheimer fund that was one of the Former Quest for Value Funds or
      o purchased  by  such   shareholder  by  exchange  of  shares  of  another
        Oppenheimer fund that were acquired pursuant to the merger of any of the
        Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------
Number of                            Initial Sales
Eligible            Initial Sales    Charge as a %     Commission
Employees          Charge as a %of   Of Net Amount      as % of
Or Members          Offering Price      Invested     Offering Price
--------------------------------------------------------------------
--------------------------------------------------------------------
9 or Fewer              2.50%            2.56%           2.00%
--------------------------------------------------------------------
--------------------------------------------------------------------
At least 10 but
not more than 49        2.00%            2.04%           1.60%
--------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
      o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
      o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
      o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the account value annually (the annual holding period is measured at the time of each Automatic Withdrawal Plan payment), and
      o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
      o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
      o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the account value annually (the annual holding period is measured at the time of each Automatic Withdrawal Plan payment), and
      o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

      o Oppenheimer U. S. Government Trust,
      o Oppenheimer Bond Fund,
      o Oppenheimer Disciplined Value Fund and
      o Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account    Connecticut  Mutual Total Return
                                     Account
Connecticut     Mutual    Government CMIA      LifeSpan       Capital
Securities Account                   Appreciation Account
Connecticut Mutual Income Account    CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account    CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      o Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:

(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.
      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      o Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

      o the Manager and its affiliates,
      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
      o registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
      o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
      o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
      o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Europe Fund
-------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York
      10019-5820


PS261.1299


--------
1. Ms. Macaskill is not a Director of Oppenheimer Money Market Fund, Inc.

+Not a Trustee of Oppenheimer Money Market Fund, Inc. or Oppenheimer Discovery Fund

2Trustee who is an Ainterested  person@ of the Fund and of the Manager.

# Not a Director of Oppenheimer Money Market Fund, Inc.

3 Certain waivers also apply to
Class M. shares of  Oppenheimer  Convertible  Securities  Fund.

4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

6 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

9 This  provision  does not  apply to IRAs.

10 This provision does not apply to loans from 403(b)(7) custodial plans.

11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.